UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2007
Commission file number: 333-144239
Tropicana Entertainment, LLC
Tropicana Finance Corp.
CP Laughlin Realty, LLC
Columbia Properties Vicksburg, LLC
JMBS Casino LLC
(Exact name of Registrant as Specified in its Charter)

Delaware Delaware Delaware Mississippi Mississippi	20-5319263 20-5654040 20-0109621 38-3680199 01-0586282
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
740 Centre View Blvd., Crestview Hills, Kentucky 41017
(Address of Principal Executive Offices, including Zip Code)
(859) 669-1500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 5, 2007, Tropicana Entertainment, LLC issued a press release announcing that it has determined that it is in compliance with the financial maintenance covenants contained in the credit documentation governing its senior secured credit facility and is accordingly not in default under such facility. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, that is being furnished under Item 8.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release, dated December 5, 2007, issued by Tropicana Entertainment, LLC announcing compliance with its senior secured credit facility

Signature
     Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
DATE: December 5, 2007

Tropicana Entertainment, LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

Tropicana Finance Corp., registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

CP Laughlin Realty, LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

Columbia Properties Vicksburg, LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

JMBS Casino LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

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